                                                                    EXHIBIT 10.9

-------------------------------------------------------------------------------
RETENTION PERIOD: ACTIVE
                                    SBC-ASI
                     INTERSTATE/INTRASTATE SERVICE REQUEST
                      CONFIRMATION OF SERVICE ORDER (CSO)

    ATM [ ]         FRAME RELAY [ ]         NAP [ ]         VINTAGE [ ]
(Check all that apply, Vintage should be checked only for moves and upgrades of
                   Service previously purchase from FCC No 1)

CUSTOMER BILLING NAME:  Lightfirst
                      ---------------------------------------------------------
CUSTOMER BILLING ADDRESS:
                         ------------------------------------------------------
CUSTOMER TELEPHONE NUMBER:
                          -----------------------------------------------------
MASTER BTN (ZBTN or California 065):
                                    -------------------------------------------
CHOOSE ONE:     NEW SERVICE:    X       RENEWAL OF SERVICE:
                             ---------                      -------------------
DESIRED DUE DATE:
                 --------------------------------------------------------------
TERM:   36 months   PROMOTION CODE (if applicable):
     --------------                                ----------------------------
TPP-VOLUME DISCOUNT PLAN (TVP) [ ] See Attachment A for TVP terms and conditions, if applicable
PREMIUM SLAs: [ ] See Attachment B for terms and conditions, if applicable CHOOSE APPLICABLE VOLUME PLAN:
                              -------------------------------------------------
ORIGINATED BY: Mary Dockweiler              DATE: 9/24/2003
              ---------------------------         -----------------------------
CONTRACT NUMBER:
                ---------------------------------------------------------------

CUSTOMERS REQUESTING TERMINATION OF TPP SERVICES (OTHER THAN MONTH TO MONTH) PRIOR TO THE EXPIRATION DATE WILL BE CHARGED A TERMINATION FEE WHICH IS CALCULATED AS FOLLOWS:

       TPP MONTHLY RATE x MONTHS REMAINING x 50% (TERMINATION PERCENTAGE)

EXCEPT FOR THE TVP ATTACHMENT A AND PREMIUM SLAs ATTACHMENT B REFERENCED ABOVE, ALL TERMS AND CONDITIONS PERTAINING TO THE SERVICES PROVISIONED HEREIN, INCLUDING THOSE SERVICES PROVIDED IN INDEPENDENT COMPANY TERRITORY, ARE CONTAINED IN SBC-ASI'S GENERALLY AVAILABLE TERMS AND CONDITIONS FOR ADVANCED TELECOMMUNICATIONS SERVICES. THESE TERMS AND CONDITIONS ARE AVAILABLE AT THE SBC'S PUBLIC INTERNET WEBSITE LOCATED AT

www.sbc.com/public_affairs/regulatory_documents (For Vintage Services, see FCC Tariff No. 1 found at www.sbc.com/Large-Files/RIMS/SBC Advanced
Solution Inc/Interstate/FCC Tariff No.1/Tariff FCC No 1.pdf)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Customers herby certifies that the percent interstate usage of the Service ordered under his CSO is:
    [ ] less than 10% interstate (interstate service):
    [ ] more than 10% interstate (interstate service):

This documents may be used for interstate Service in states with applicable tariffs.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AUTHORIZED CUSTOMER SIGNATURE: /s/ MARTIN P. GILMORE        DATE:  9/24/2003
                               --------------------------         -------------
CUSTOMER NAME: Martin P. Gilmore
              -----------------------------------------------------------------
CUSTOMER TITLE:  CEO
               ----------------------------------------------------------------

AUTHORIZED SBC SIGNATURE:                                   DATE:  9/24/2003
                         --------------------------------         -------------
SBC NAME AND TITLE:
                    -----------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
For SBC Use Only:
Customer Number:                                Price Code:
                      ---------------------                            --------
Master Billable Acct:                           Contract Number:
                      ---------------------                            --------
SBC Salesperson       Mary Dockweiler           Network Billable Acct:
                      ---------------------                            --------
TIECODE                                         Sales Code
                      ---------------------                            --------
-------------------------------------------------------------------------------

Printed from APPS: v5.3.4a                                          Page 1 of 4

                                    SBC-ASI
                      CONFIRMATION OF SERVICE ORDER (CSO)
                              ATM/FRAME RELAY/NAP

                          Service Address and Pricing

                                          Monthly       Non-                                            Net NRC       Net NRC
                                         Recurring   Recurring                                         (NRC with     (NRC with
                                          Charge      Charge                                           Promo &/or    Promo &/or
                         SERVICE           (NRC)       (NRC)                                           Discounts     Discounts
SERVICE ADDRESS        DESCRIPTION      (standard)   (standard)     Promotion(s)    Term Volume Plan    applied)      applied)
---------------        -----------      ----------   ----------     ------------    ----------------   -----------   -----------
Chicago, IL         ASI-ATM IntraLATA   $ 3,975.00   $     0.00             None                none   $ 3,975.00    $      0.00
                                                                                                       ----------    -----------
                                                                                             TOTALS:   $ 3,975.00    $      0.00

The following one-time, nonrecurring charges may apply:

Service Order Charges, Service Order Change Charges, Expedite Order Charges Record Order Charges, Network Reconfiguration Charges are referred to in SBCA SIs GENERALLY AVAILABLE TERMS AND CONDITIONS.

Special Construction Charges for facilities and outside plant construction and development when indicated may apply.


CUSTOMER INITIALS:  /s/ MPG             DATE:   9/24/03
                  -------------------         -------------

SBC INITIALS:                           DATE:
             ------------------------         -------------


Printed from APPS:v5.3.4a                                            Page 2 of 4

PROPOSAL SUMMARY

CUSTOMER NAME   LIGHTFIRST            SALES CONTACT          PHONE:   (SBC LOGO)

ADDRESS

CITY, ST, ZIP

Solution Name:               Type
--------------               ----
Solution #1                   36
                                                                                   PortAccess   PVC Comp.Corr.   SBC Corp.   Total
                                                                                    Monthly    Monthly  Monthly  Monthly   Discounts
APANXX Site Name        Type                Rate          Lata  Telconame           Charges    Charges  Charges  Charges    Charges
----------------        ----                ----          ----  ---------          ----------  -------  -------  --------- ---------
312326  350 Cermak Rd.  ASI-ATM IntraLATA   UNI-DS3-40M   358   ILLINOIS BELL TEL   3,775.00   $200.00   $0.00    $0.00      $0.00


                                                                                                             Grand Total NRC


Solution Name:
--------------
Solution #1
                           Total   PortAccess    PVC Comp. Carr.              Total       Total
                          Monthly   One-Time    One-Time   One-Time          Discounts &  One-Time
NP ANXX Site Name         Charges    Charges    Charges    Charges  Demarc  Adjustments  Charges
----------------         --------- ----------  ---------  --------  ------  -----------  --------
312326  350 Cermak Rd.   $3,975.00    $0.00      $0.00     $0.00    $0.00      $0.00      $0.00

                         ---------                                                        -----
                         $3,975.00                                  Grand Total NRC       $0.00

   *denotes "IAS Port" Site

Proposal Date: 9/24/2003
           APPS: v5.3.4a

                                  Confidential
(Prices are valid for 60 days from Proposal Date, thereafter, subject to change)

-------------------------------------------------------------------------------
RETENTION PERIOD: ACTIVE
                                    SBC-ASI
                     INTERSTATE/INTRASTATE SERVICE REQUEST
                      CONFIRMATION OF SERVICE ORDER (CSO)

    ATM [ ]         FRAME RELAY [ ]         NAP [ ]         VINTAGE [ ]
(Check all that apply, Vintage should be checked only for moves and upgrades of
                   Service previously purchase from FCC No 1)

CUSTOMER BILLING NAME:  Lightfirst
                      ---------------------------------------------------------
CUSTOMER BILLING ADDRESS:
                         ------------------------------------------------------
CUSTOMER TELEPHONE NUMBER:
                          -----------------------------------------------------
MASTER BTN (ZBTN or California 065):
                                    -------------------------------------------
CHOOSE ONE:     NEW SERVICE:    X       RENEWAL OF SERVICE:
                             ---------                      -------------------
DESIRED DUE DATE:
                 --------------------------------------------------------------
TERM:   36 months   PROMOTION CODE (if applicable):
     --------------                                ----------------------------
TPP-VOLUME DISCOUNT PLAN (TVP) [ ] See Attachment A for TVP terms and conditions, if applicable
PREMIUM SLAs: [ ] See Attachment B for terms and conditions, if applicable CHOOSE APPLICABLE VOLUME PLAN:
                              -------------------------------------------------
ORIGINATED BY: Mary Dockweiler              DATE: 9/24/2003
              ---------------------------         -----------------------------
CONTRACT NUMBER:
                ---------------------------------------------------------------

CUSTOMERS REQUESTING TERMINATION OF TPP SERVICES (OTHER THAN MONTH TO MONTH) PRIOR TO THE EXPIRATION DATE WILL BE CHARGED A TERMINATION FEE WHICH IS CALCULATED AS FOLLOWS:

       TPP MONTHLY RATE x MONTHS REMAINING x 50% (TERMINATION PERCENTAGE)

EXCEPT FOR THE TVP ATTACHMENT A AND PREMIUM SLAs ATTACHMENT B REFERENCED ABOVE, ALL TERMS AND CONDITIONS PERTAINING TO THE SERVICES PROVISIONED HEREIN, INCLUDING THOSE SERVICES PROVIDED IN INDEPENDENT COMPANY TERRITORY, ARE CONTAINED IN SBC-ASI'S GENERALLY AVAILABLE TERMS AND CONDITIONS FOR ADVANCED TELECOMMUNICATIONS SERVICES. THESE TERMS AND CONDITIONS ARE AVAILABLE AT THE SBC'S PUBLIC INTERNET WEBSITE LOCATED AT

www.sbc.com/public_affairs/regulatory_documents (For Vintage Services, see FCC Tariff No. 1 found at www.sbc.com/Large-Files/RIMS/SBC Advanced
Solution Inc/Interstate/FCC Tariff No.1/Tariff FCC No 1.pdf)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Customers herby certifies that the percent interstate usage of the Service ordered under his CSO is:
    [ ] less than 10% interstate (interstate service):
    [ ] more than 10% interstate (interstate service):

This documents may be used for interstate Service in states with applicable tariffs.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AUTHORIZED CUSTOMER SIGNATURE: /s/ MARTIN P. GILMORE        DATE:  9/24/2003
                               --------------------------         -------------
CUSTOMER NAME: Martin P. Gilmore
              -----------------------------------------------------------------
CUSTOMER TITLE:  CEO
               ----------------------------------------------------------------

AUTHORIZED SBC SIGNATURE:                                   DATE:  9/24/2003
                         --------------------------------         -------------
SBC NAME AND TITLE:
                    -----------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
For SBC Use Only:
Customer Number:                                Price Code:
                      ---------------------                            --------
Master Billable Acct:                           Contract Number:
                      ---------------------                            --------
SBC Salesperson       Mary Dockweiler           Network Billable Acct:
                      ---------------------                            --------
TIECODE                                         Sales Code
                      ---------------------                            --------
-------------------------------------------------------------------------------

Printed from APPS: v5.3.4a                                          Page 1 of 4

                                    SBC-ASI
                      CONFIRMATION OF SERVICE ORDER (CSO)
                              ATM/FRAME RELAY/NAP

                          Service Address and Pricing

                                          Monthly       Non-                                            Net NRC       Net NRC
                                         Recurring   Recurring                                         (NRC with     (NRC with
                                          Charge      Charge                                           Promo &/or    Promo &/or
                         SERVICE           (NRC)       (NRC)                                           Discounts     Discounts
SERVICE ADDRESS        DESCRIPTION      (standard)   (standard)     Promotion(s)    Term Volume Plan    applied)      applied)
---------------        -----------      ----------   ----------     ------------    ----------------   -----------   -----------
Chicago, IL         ASI-ATM IntraLATA   $ 3,975.00   $     0.00             None                none   $ 3,975.00    $      0.00
                                                                                                       ----------    -----------
                                                                                             TOTALS:   $ 3,975.00    $      0.00

The following one-time, nonrecurring charges may apply:

Service Order Charges, Service Order Change Charges, Expedite Order Charges Record Order Charges, Network Reconfiguration Charges are referred to in SBCA SIs GENERALLY AVAILABLE TERMS AND CONDITIONS.

Special Construction Charges for facilities and outside plant construction and development when indicated may apply.


CUSTOMER INITIALS:  /s/ MPG             DATE:   9/24/03
                  -------------------         -------------

SBC INITIALS:                           DATE:
             ------------------------         -------------


Printed from APPS:v5.34B                                            Page 2 of 4